UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2024 (November 5, 2024)

CALERES, INC.

(Exact name of registrant as specified in its charter)

New York	1-2191	43-0197190
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 854-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value of $0.01 per share	CAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2024, the Board of Directors of Caleres, Inc. (the “Company”), based on a recommendation of the Governance and Nominating Committee, elected Kyle F. Gendreau and Molly Langenstein to fill a vacancy on the Board of Directors that resulted from the departure of a director in August 2024 and the vacancy that resulted when the Bylaws were amended to change the number of directors from eleven to twelve (as described in Item 5.03 of this Form 8-K). Their terms will expire at the Company’s 2025 annual meeting of shareholders or until their successors have been duly elected and qualified. There is no arrangement or understanding between Mr. Gendreau or Ms. Langenstein and any other person pursuant to which the Board of Directors selected Mr. Gendreau and Ms. Langenstein as directors and neither Mr. Gendreau nor Ms. Langenstein have participated in any “related party-transactions” with the Company as set forth in Item 404(a) of Regulation S-K. The Board of Directors has also determined that both Mr. Gendreau and Ms. Langenstein are “independent” as defined under New York Stock Exchange and Securities and Exchange Commission (“SEC”) rules and guidance as well as under the Board’s Corporate Governance Guidelines.

Mr. Gendreau and Ms. Langenstein will both be entitled to receive the same compensation for service as is provided to other non-employee directors of the Company, as described under “Compensation of Non-Employee Directors – Fiscal 2023 Director Compensation” contained on page 16 of the Company’s Proxy Statement dated and filed with the SEC on April 11, 2024, which description is hereby incorporated by reference herein, subject to any change in director compensation for the remainder of the fiscal year as might subsequently be approved by the Board of Directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2024, the Board of Directors amended Article II, Section 1 of the Company’s Bylaws to increase the number of directors from eleven to twelve effective as of the same date. The Bylaws, as amended, are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Bylaws, effective November 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.
(Registrant)

Date: November 7, 2024	/s/ Thomas C. Burke
Thomas C. Burke
Senior Vice President, General Counsel and Secretary